SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



Date of Report          December 12, 1997



               HOUSEHOLD CONSUMER LOAN TRUST 1996-2

           (Exact name of registrant as specified in its charter)



                     HOUSEHOLD FINANCE CORPORATION
                       (Administrator of the Trust)
           (Exact name as specified in Administrator's charter)

                                                              To be
      Delaware                   0-21981              Applied For
(State or other juris-    (Commission File Numbers)   (IRS Employer
diction of incorpora-
Identification
tion of Administrator)                                     Number
of

Registrant)

  2700 Sanders Road, Prospect Heights, Illinois      60070
(Address of principal executive offices of             (Zip Code)
     Administrator)


Administrator's telephone number, including area code 847/564-5000




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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99   Statement to Series 1996-2 Participants with respect
to the distribution on December 12, 1997 as provided for under
Article V of the Pooling and Servicing Agreement dated as of September 1, 1995 among Household Finance Corporation, as
Servicer and The Chase Manhattan Bank, N.A., as Deposit
Trustee and Section 5 of the Series 1996-2 Supplement to the Pooling and Servicing Agreement, (b) Noteholders with respect to the Payment Date on December 15, 1997 as provided for under
Section 3.23 of the Indenture dated as of August 1, 1996 between Household Consumer Loan Trust 1996-2 and The Bank of
New York, as Indenture Trustee, and (c) Certificateholders with respect to the Payment Date on December 15, 1997 as provided for under Section 5.04 of the Trust Agreement dated as of August 1, 1996 between Household Consumer Loan
Corporation and The Chase Manhattan Bank Delaware, as Owner
Trustee.




























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
                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the
                           HOUSEHOLD CONSUMER LOAN TRUST 1996-2
                                      (Registrant)



                         By:   /s/ J. W. Blenke
                              J. W. Blenke
                              Authorized Representative

Dated: December 23, 1997
















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                               EXHIBIT INDEX

Exhibit

Number    Exhibit                                              Page



                                                                5

99

          Statement to Series 1996-2 Participants with respect to the distribution on December 12, 1997 as provided for under Article V of the Pooling and Servicing Agreement dated as of September 1, 1995 among Household Finance Corporation, as Servicer and The Chase Manhattan Bank, N.A., as Deposit Trustee and Section 5 of the Series 1996-2 Supplement to the Pooling and Servicing Agreement,
          (b) Noteholders with respect to the Payment Date on December 15, 1997 as provided for under Section 3.23 of the Indenture dated as of August 1, 1996 between Household Consumer Loan Trust 1996-2 and The Bank of
          New York, as Indenture Trustee, and (c)
          Certificateholders with respect to the Payment Date on December 15, 1997 as provided for under Section 5.04 of the Trust Agreement dated as of August 1, 1996 between Household Consumer Loan Corporation and The Chase Manhattan Bank Delaware, as Owner Trustee.






U:\WP\HFS088\8K\HCLT96-2.8K


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